UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2016 (April 25, 2016)
RREEF Property Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55598	45-4478978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 26th Floor, New York, NY 10154
(Address of principal executive offices, including zip code)

(212) 454-6260
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into Material Definitive Agreement.
On April 25, 2016, RREEF Property Trust, Inc. (the “Company”), RREEF Property Operating Partnership, LP (the “Operating Partnership”) and RREEF America L.L.C. (the “Advisor”) entered into a letter agreement (the “Letter Agreement”) regarding the Company’s obligations to make certain expense reimbursements payable pursuant to (i) the Amended and Restated Advisory Agreement dated as of January 20, 2016 (as may be amended from time to time, the “Advisory Agreement”); and (ii) the Third Amended and Restated Expense Support Agreement dated as of December 16, 2014, as amended by the First Amendment to the Third Amended and Restated Expense Support Agreement dated as of January 20, 2016 (as may be amended from time to time, the “ESA”).
The Letter Agreement provides, in part, that the Company’s obligations to reimburse expenses to the Advisor under the ESA are suspended until the first calendar month following the month in which the Company reaches $500 million in offering proceeds from its ongoing public and private offerings (the “ESA Commencement Date”). The Company currently owes $8,950,000 to the Advisor under the ESA. Following the ESA Commencement Date, the Company will begin to make monthly reimbursement payments to the Advisor in the amounts of $416,667 for the first 12 months and $329,166 for the second 12 months, subject to monthly reimbursement payment limitations described in the Letter Agreement.
In addition, pursuant to the Letter Agreement, if the Advisor is serving as the Company’s advisor at the time that the Company or the Operating Partnership undertakes a liquidation of its assets, the Company’s remaining obligations to reimburse the Advisor for certain unpaid organizational and offering expense reimbursements under the Advisory Agreement and the unpaid reimbursements under the ESA shall be waived.
The foregoing summary of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.
The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF PROPERTY TRUST, INC.

By:	/s/ Eric Russell
Name:	Eric Russell
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Date: April 25, 2016

EXHIBIT INDEX

Exhibit Number	Description
10.1
Letter Agreement regarding Reimbursement of Expenses Pursuant to the Advisory Agreement and Expense Support Agreement by and among RREEF Property Trust, Inc., RREEF Property Operating Partnership, LP and RREEF America L.L.C., dated as of April 20, 2016.